TABLE OF CONTENTS

   USAA Family of Funds                                     1
   Message from the President                               2
   Investment Review                                        4
   Message from the Manager                                 5
   Financial Information:
      Statement of Assets and Liabilities                   8
      Portfolio of Investments in Securities                9
      Notes to Portfolio of Investments in Securities      14
      Statement of Operations                              16
      Statements of Changes in Net Assets                  17
      Notes to Financial Statements                        18




                            IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Emerging Markets Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                         MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


[Photograph of the President, Michael J. C. Roth, CFA, appears here.]

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.



                                INVESTMENT REVIEW

EMERGING MARKETS FUND

OBJECTIVE: Provide investors with capital appreciation.

TYPES OF INVESTMENTS: At least 65% of the Fund's assets are invested in common stocks or securities which are convertible into or which carry the right to buy common stocks of emerging market companies.


                                               5/31/97             11/30/97
 Net Assets..........................       $95.6 MILLION       $266.8 MILLION
 Net Asset Value Per Share...........          $11.53                $9.51

 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
 May 31, 1997 to November 30, 1997.............................    -16.31%+
 1 Year........................................................     -4.83%
 Since inception on November 7, 1994...........................      1.26%

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


----------------------------------
CUMULATIVE PERFORMANCE  COMPARISON
----------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the International Financial Corporation (IFC) Global Composite Index and the Lipper Emerging Markets Funds Average from 11/7/94 to 11/30/97. The data points from the graph are as follows:


              USAA            LIPPER EMERGING         INTERNATIONAL
         EMERGING MARKETS      MARKETS FUNDS            FIN. CORP.
              FUND               AVERAGE            GLOBAL COMPOSITE
                                                         INDEX
            ------               -------                 -----
11/7/94     10,000               10,000                  10,000
12/94        9,170                8,906                   8,811
6/95         9,950                8,754                   8,081
12/95        9,505                8,571                   7,725
6/96        11,260                9,804                   8,768
12/96       11,082                9,667                   8,335
6/97        12,988               11,697                   9,759
11/97       10,393                9,312                   7,103


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the International Financial Corporation (IFC) Global Composite Index, an unmanaged broad-based index of emerging markets per the World Bank GNP per capita definition, and the Lipper Emerging Markets Funds Average, an unmanaged average of emerging markets funds.





                           MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: W. TRAVIS SELMIER, II, CFA, IS HERE]


Fund Overview
Asian currency crises have cast a long shadow over international markets in general and over emerging markets specifically for the six months ending November 30, 1997. Poor performances in Asian markets have had a negative influence on other stock markets, while signs of recovery are apparent in some Latin American and East European markets. As the accompanying graph shows, your Fund continues to outperform the average of other emerging markets funds.(1)

Latin American Markets
While we believe the Brazilian economy will be affected most by the Asian slowdown, Mexico continues to rebound, driven by an improving domestic economy and stronger U.S. economic ties. Argentina and Peru continue to recover, although slower trade with Brazil combined with the effects of El Nino may negatively affect each economy in 1998. Colombia continues to suffer from political concerns, while Venezuela is progressing toward economic reform.


Asian Markets
A series of currency devaluations in Asia has spared no market from turmoil. Reduction of economic growth forecasts has resulted as political disarray exacerbated the problems. We have maintained our underweighted exposure across the region with low or no investments in problem countries such as Thailand, Malaysia, and South Korea. Hong Kong, China, Singapore, and Taiwan have remained better performers, but have suffered from currency problems in Asia.


(1) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


Central and Eastern European Markets
Divergence in the "Visegrad 4" markets has continued with weaker Czech Republic and Polish markets, and continued political turbulence in Slovakia, offset by a strong Hungarian market performance. Political and economic reform has gained momentum in Russia, and we continue to be positive about this market over the long term.

Other Markets
South Africa's market and economy have shown resilience in the face of currency concerns. Falling inflation and interest rates in Israel have underpinned its market rally while the prospect of economic reform has fueled Turkey's rise. We continue to increase our exposure in Portugal as the government's efforts to achieve adherence to Maastrict criteria (which would allow Portugal to enter the European Monetary Union) are proving successful.

Outlook
Divergence in performance should continue as most Asian markets remain weak while many Latin, Eastern European, and other markets are likely to recover sooner. The global interest rate outlook continues to look good, but currency turmoil will probably continue in some economies.



                           ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of November 30, 1997 of the USAA Emerging Markets Fund to be:
Turkey 3.0%*, Singapore 3.2%*, Poland 3.2%*, Egypt 3.4%*, Chile 3.4%*, Argentina 3.8%*, China 4.0%*, Israel 4.1%*, South Africa 5.7%*, Hungary 5.9%*, Russia 6.3%*, Hong Kong 7.9%*, Mexico 10.2%*, Brazil 10.6%*, Other (Countries with less than 3.0% of the portfolio and U.S. Government & Agency Issue) 27.9%*.

*Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.




                 Top 10 Industries
                 (% of Net Assets)

Telephones                           7.3
Building Material Group              7.1
Foreign Conglomerate                 5.7
Electric                             5.4
Iron & Steel                         5.1
Drugs                                4.7
Oil - International Integrated       3.8
Engineering & Construction           3.6
Banks - Money Center                 3.5
Banks - Major Regional               3.2


Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 9 for a complete listing of the Portfolio of Investments in Securities.






Emerging Markets Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1997
(Unaudited)

Assets
   Investments in securities, at market value (identified cost of $310,096)                  $  273,654
   Cash                                                                                              15
   Cash denominated in foreign currencies (identified cost of $822)                                 724
   Receivables:
      Capital shares sold                                                                             2
      Dividends                                                                                     191
      Securities sold                                                                               448
   Unrealized appreciation on foreign currency contracts held, at value                               2
                                                                                             ----------
         Total assets                                                                           275,036
                                                                                             ----------
Liabilities
   Securities purchased                                                                           7,839
   Unrealized depreciation on foreign currency contracts held, at value                              10
   Capital shares redeemed                                                                           75
   USAA Investment Management Company                                                               214
   USAA Transfer Agency Company                                                                      25
   Accounts payable and accrued expenses                                                            117
                                                                                             ----------
         Total liabilities                                                                        8,280
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  266,756
                                                                                             ==========
Represented by:
   Paid-in capital                                                                           $  312,507
   Accumulated undistributed net investment income                                                  132
   Accumulated net realized loss on investments                                                  (9,345)
   Net unrealized depreciation of investments                                                   (36,442)
   Net unrealized depreciation on foreign currency translations                                     (96)
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  266,756
                                                                                             ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               28,049
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $     9.51
                                                                                             ==========


See accompanying notes to financial statements.



Emerging Markets Fund
Portfolio of Investments in Securities

November 30, 1997
(Unaudited)


                                           Market
    Number                                  Value
   of Shares           Security             (000)
   ---------           --------             -----

                  Stocks (92.6%)
              Argentina (3.8%)
     192,000  Banco Rio de La Plata
               S.A. ADR *              $    2,412
      18,000  Disco S.A. ADS *                646
      22,200  IRSA Inversiones y
               Representaciones S.A. GDS      678
     101,100  Telefonica de Argentina
               S.A. ADR                     3,343
      90,000  YPF Sociedad Anonima
               S.A. ADS "D"                 3,021
-------------------------------------------------
                                           10,100
-------------------------------------------------

              Brazil (10.6%)
      32,000  Brazil Realty S.A. GDS
               (Preferred)                    592
   3,200,000  Centrais Electricas
               Brasileiras S.A.
               (Preferred)                  1,569
   6,858,000  Cimento Portland Itau
               (Preferred)                  1,289
     123,000  Companhia Brasileira
               de Distribuicao Grupo Pao
               de Acucar ADR                1,830
   6,390,397  Companhia de Saneamento
               Basico de Estado de
               Sao Pablo (SABESP)           1,486
  58,130,000  Companhia Energetica
               de Minas Gerais (Cemig)
               (Preferred)                  2,830
      80,000  Companhia Fabricadora
               de Pecas S.A. (COFAP)
               (Preferred)                    310
  40,000,000  Duratex S.A. (Preferred)      1,442
  91,814,062  Empresa Brasileira de
               Aeronatica S.A.
               (Preferred) *                  927
      47,000  Multicanal Participacoes
               S.A. ADS (Preferred) *         223
     157,100  Panamerican Beverages,
               Inc. "A"                     5,381
  11,000,000  Petroleo Brasileiro S.A.
               (Preferred)                  2,400
      78,000  Rossi Residencial S.A.
                GDR *                         478(b)
  33,300,000  Telebras PN S.A.
                (Preferred)                 3,470
      80,100  Uniao de Bancos Brasileiros
               S.A. (Unibanco) GDR *        2,303
     280,000  Usinas Siderurgicas de Minas
               Gerais S.A. (Preferred)      1,792
-------------------------------------------------
                                           28,322
-------------------------------------------------

              Chile (3.4%)
      79,680  Compania de Telefonos
               de Chile ADR                 2,156
     141,300  Distribucion y Servicio D&S
               S.A. ADS                     2,464
      72,000  Enersis S.A. ADR              2,151
      52,300  Sociedad Quimica y Minera
               de Chile S.A. ADS            2,406
-------------------------------------------------
                                            9,177
-------------------------------------------------

              China (4.0%)
   1,000,000  China Telecom Ltd.            1,669
   3,000,000  Cosco Pacific Ltd.            2,095
   2,700,000  Guangdong Kelon Electrical
               Holdings Ltd.                3,004
  11,428,000  Jiangsu Expressway
               Co. Ltd. *                   2,232
     815,000  New World
               Infrastructure Ltd. *        1,608
-------------------------------------------------
                                           10,608
-------------------------------------------------

              Colombia (0.1%)
     100,000  Compania Colombiana
               de Tabaco S.A.                 294
-------------------------------------------------

              Czech Republic (0.5%)
      29,400  Komercni Banka A.S. GDR         367
       9,450  SPT Telecom A.S. *              996
-------------------------------------------------
                                            1,363
-------------------------------------------------

              Egypt (3.4%)
      85,000  Al-Ahram Beverages Co.
               S.A.E. GDR *                 2,529
      63,150  Commercial International
               Bank (Egypt) S.A.E. GDS      1,286
     110,000  MISR International Bank
               S.A.E. GDR *                 1,664
     255,000  Paints and Chemical
               Industries Co. S.A.E.
               GDR *                        2,550
      49,000  Suez Cement Co. S.A.E. GDS      991
-------------------------------------------------
                                            9,020
-------------------------------------------------

              Ghana (0.4%)
     150,000  Ashanti Goldfields Co.
               Ltd. GDS                     1,078
-------------------------------------------------

              Greece (1.2%)
      44,000  Intracom S.A.                 2,147
      50,000  OTE Greek Telecom               985
-------------------------------------------------
                                            3,132
-------------------------------------------------

              Hong Kong (7.9%)
   1,965,000  Amoy Properties Ltd.          1,690
  11,720,000  Anhui Conch Cement
               Co. Ltd. *                   2,077
     116,000  Asia Satellite
               Telecommunications
               Holdings Ltd. ADR            2,458
   6,016,047  CDL Hotels
               International Ltd.           1,479
   5,200,000  China Hong Kong Photo
               Products Holdings Ltd.       1,271
     693,000  CITIC Pacific Ltd.            2,761
   1,200,000  Great Eagle Holdings Co.      1,801
     240,000  Great Eagle Holdings Co.
               Warrants *                      87
     343,000  Hutchison Whampoa Ltd.        2,285
   3,000,000  Peregrine Investments
               Holdings Ltd.                2,949(d)
   5,300,000  Sa Sa International
               Holdings Ltd.                1,214
   2,528,000  Vanda Systems &
               Communication
               Holding Ltd.                   973
-------------------------------------------------
                                           21,045
--------------------------------------------------

              Hungary (5.9%)
      25,000  Borsodchem RT.                  696
      49,000  Egis Gyogyszergyar
               Reszventarsaasag             2,151
      39,000  Gedeon Richter RT.
               Ltd. GDR                     3,661
     170,000  Graboplast RT. GDR *          1,428
     140,700  Magyar Tavkozlesi RT.
               (MATAV) ADS *                2,849
      60,000  Mol Magyar Olaj-Es
               Gazipari GDS                 1,259
      50,000  OTP Bank  GDR *               1,556
      24,748  Pannonplast RT.               1,024
     125,000  Zalakeramia RT. GDR *         1,031
-------------------------------------------------
                                           15,655
-------------------------------------------------

              India (2.6%)
      90,000  Arvind Mills Ltd. GDS *         212
     517,000  Crompton Greaves Ltd. GDR *     982
      70,000  Hindalco Industries Ltd. GDR  1,575
     220,000  India Public Sector
               Fund Ltd. *                  2,200(b,c)
      20,000  Larsen & Toubro Ltd. GDR        195
     140,000  Videsh Sanchar Nigam
               Ltd. GDR                     1,855
-------------------------------------------------
                                            7,019
-------------------------------------------------

              Indonesia (1.3%)
   1,584,000  PT Astra International, Inc.    825
     118,250  PT Bank Dagang Nasional
               Indonesia Warrants *             2
   1,186,000  PT Darya-Varia Laboratoria      154
      50,000  PT Gulf Indonesia Resources
               Ltd. ADR *                   1,128
   1,058,000  PT HM Sampoerna               1,407
-------------------------------------------------
                                            3,516
-------------------------------------------------

              Israel (4.1%)
     122,000  Blue Square - Israel Ltd. *   1,110
      18,000  Blue Square - Israel Ltd.
                ADS *                         176
     152,900  ECI Telecommunications Ltd.   4,157
      21,000  Tadiran Telecommunications
                Ltd. ADR                      433
     104,000  Teva Pharmaceutical
               Industries Ltd. ADR          5,148
-------------------------------------------------
                                           11,024
-------------------------------------------------

              Korea (0.2%)
       4,567  S1 Corp.                        535
-------------------------------------------------

              Malaysia (0.6%)
     100,000  Edaran Otomobil Nasional Bhd    231
   1,100,000  Hicom Holdings Bhd              628
     603,000  Malaysian Assurance
               Alliance Bhd                   705
-------------------------------------------------
                                            1,564
-------------------------------------------------

              Mexico (10.2%)
   1,805,000  Controladora Comercial
               Mexicana, S.A. de C.V.       1,974
     300,000  Corporacion  GEO,
               S.A. de C.V. *               1,786
     125,639  Desc, Sociedad de Fomento
               Industrial,  S.A. de
               C.V. ADS                     4,719
     249,800  Empresas Ica Sociedad
               Controladora, S.A. de
               C.V. ADR                     3,872
     320,000  Fomento Economico
               Mexico S.A. (FEMSA)          2,595
      87,500  Grupo Accion, S.A. de
               C.V. ADR *                     842(a)
     325,000  Grupo Carso S.A.              2,117
     598,000  Grupo Mexico S.A.             1,764
     275,000  Industrias CH S.A. *          1,443
     272,000  Tubos de Acero de Mexico,
               S.A. ADS *                   6,018
-------------------------------------------------
                                           27,130
-------------------------------------------------

              Pakistan (1.6%)
   1,850,000  Hub Power Co. Ltd. *          2,352
     180,000  Pakistan State Oil Co.
                Ltd. *                      1,873
-------------------------------------------------
                                            4,225
-------------------------------------------------

              Peru (0.6%)
      68,000  Compania de Minas
               Buenaventura ADR             1,096
      73,664  Minsur S.A.                     185
      17,600  Telefonica del Peru S.A.
               "B" ADS                        370
-------------------------------------------------
                                            1,651
-------------------------------------------------

              Philippines (1.9%)
   7,481,000  Belle Corp. *                   360
   1,496,200  Belle Corp. Warrants *            4
     360,000  Equitable Banking Corp.         587
   1,255,000  Fortune Cement Corp.            113
     159,960  Metropolitan Bank and
               Trust Co.                    1,304
   4,950,000  Music Semiconductors
               Corp. *                      1,983
   4,025,000  SM Prime Holdings, Inc.         633
-------------------------------------------------
                                            4,984
-------------------------------------------------

              Poland (3.2%)
      50,000  Bank Handlowy W
               Warszawie S.A. *               587
      90,000  Big Bank Gdanski S.A. GDR *   1,235
     225,000  Elektrim S.A.                 2,163
      68,000  Jelfa S.A. *                  1,461
      72,294  Jutrzenka S.A.                1,298
     160,000  Polifarb Cieszyn-Wroclaw
               S.A.                           656
      53,333  Polifarb Cieszyn-Wroclaw
               S.A. "D" *                     218
     121,200  Stomil Olsztyn S.A.             884
-------------------------------------------------
                                            8,502
-------------------------------------------------

              Portugal (2.3%)
      16,000  Banco Totta E Acores S.A.       302
       6,900  Brisa-Auto Estradas
               de Portugal S.A. *             212
     143,700  Cimentos de Portugal S.A.     3,639
      46,300  Portugal Telecom S.A. ADS *   2,124
-------------------------------------------------
                                            6,277
-------------------------------------------------

              Russia (6.3%)
      20,000  Gorky Automotive Factory *    1,960
      66,000  Kubanelectrosvyas *           1,591
      39,000  Kubanenergo *                 1,579
      42,600  LUKoil ADR                    3,432
      41,000  Mosenergo ADR *               1,466(a)
      90,000  Open Joint Stock, Co. Vimpel-
               Communications ADR *         2,745
     100,000  Severstal Cherepovets
               Metal *                      1,410(b)
  11,260,000  Unified Energy Systems *      2,548
-------------------------------------------------
                                           16,731
-------------------------------------------------

              Singapore (3.2%)
     650,000  DBS Land Ltd.                 1,105
     391,000  Elec & Eltek International
               Co. Ltd.                     2,874
     820,000  Overseas Union Bank Ltd.      3,215
     457,000  Singapore Land Ltd.           1,341
-------------------------------------------------
                                            8,535
-------------------------------------------------

              South Africa (5.7%)
     560,098  Dimension Data
               Holdings Ltd. *              2,421
     299,570  Foodcorp Ltd.                 1,492
     571,320  Gencor Ltd.                     888
   1,199,830  Malbak Ltd.                   1,111
     200,000  Murray and Roberts
               Holdings Ltd.                  350
   1,753,089  New Clicks Holdings Ltd.      2,039
   5,750,300  Protea Furnishers Ltd.        3,042
     805,000  Reunion Mining plc *            996
     118,279  South African Breweries Ltd.  2,897
-------------------------------------------------
                                           15,236
-------------------------------------------------

              Taiwan (2.2%)
     100,000  Acer, Inc. GDR *                760
   2,763,750  China Steel Corp.             2,024
   2,019,411  Far Eastern Department
               Store, Ltd.                  1,974
     304,978  Hung Poo Construction
               Corp. *                        370
      40,000  Microtek International,
               Inc. *                          44
      36,000  Synnex Technology
               International Corp. GDR *      729
-------------------------------------------------
                                            5,901
-------------------------------------------------

              Turkey (3.0%)
  14,121,000  Akcansa Cimento A.S.          2,454
   1,100,000  Ford Otomobil Sanayi A.S.       857
  11,500,000  Raks Elektronik Sanayi ve
               Ticaret A.S.                 2,850
  11,407,170  Vestel Electronic A.S.          874
  32,174,271  Yapi Ve Kredi Bankasi A.S.    1,003
-------------------------------------------------
                                            8,038
-------------------------------------------------

              United Kingdom (0.4%)
     480,900  Billiton plc *                1,186
-------------------------------------------------

              Venezuela (1.8%)
      62,600  Compania Anonima
               Nacional Telefonos de
               Venezuela ADS                2,473
   6,051,000  Mavesa S.A.                     966
   2,100,000  Siderurgica Venezolana
               "Sivensa"                      979
   4,330,800  Sudamtex de Venezuela,
               C.A. S.A.C.A.                  264
-------------------------------------------------
                                            4,682
-------------------------------------------------

              Zimbabwe (0.2%)
     378,200  Meikles Africa Ltd. GDR         577
-------------------------------------------------
              Total stocks
              (cost: $283,549)            247,107
-------------------------------------------------

     Principal
      Amount
      (000)
       ---
       U.S. Government & Agency Issue
              Discount Note (10.0%)
     $26,555  Federal Home Loan Bank,
               5.60%, 12/01/97
               (cost: $26,547)         $   26,547
-------------------------------------------------
              Total investments
               (cost: $310,096)        $  273,654
=================================================

-----------------------
*Non-income producing.




                  Portfolio Summary By Industry
                  ------------------------------

       U.S. Government & Agency Issues              10.0%
       Telephones                                    7.3
       Building Material Group                       7.1
       Foreign Conglomerate                          5.7
       Electric                                      5.4
       Iron & Steel                                  5.1
       Drugs                                         4.7
       Oil - International Integrated                3.8
       Engineering & Construction                    3.6
       Banks - Money Center                          3.5
       Banks - Major Regional                        3.2
       Retail - Food                                 3.1
       Beverages - Alcoholic                         3.0
       Real Estate Investment Trusts                 2.9
       Home Furnishings and Appliances               2.6
       Communication - Equipment Manufacturer        2.4
       Telecommunications - Cellular/Wireless        2.1
       Electronics - Semiconductors                  2.1
       Beverages - Nonalcoholic                      2.0
       Automobiles                                   1.8
       Metals/Mining                                 1.8
       Telecommunications - Long Distance            1.7
       Investment Banks/Brokerage                    1.6
       Foods                                         1.4
       Gold                                          1.2
       Electronics - Instrumentation                 1.1
       Other                                        12.4
                                                   -----
                                                   102.6%
                                                   =====




Emerging Markets Fund
Notes to Portfolio of Investments in Securities


November 30, 1997
(Unaudited)


General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

Specific Notes
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Manager. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

(b) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At November 30, 1997, these securities represented 1.53% of the Fund's net assets.

(c)  Security is exempt from registration under the Securities Act of 1933 (1933
     Act). Any resale of this security within the United States may only occur in a transaction exempt from the registration requirements of the 1933 Act and in accordance with applicable state laws.

(d) On January 12, 1998, the company filed for liquidation. Trading of the security has ceased on the local exchange, accordingly the Manager has determined to value the security at $0 and to record the full amount of the loss.

See accompanying notes to financial statements.



Emerging Markets Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1997
(Unaudited)


Net investment income:
   Income (net of foreign taxes withheld of $86):
      Dividends                                                                               $   1,111
      Interest                                                                                      486
                                                                                              ---------
         Total income                                                                             1,597
                                                                                              ---------
   Expenses:
      Management fees                                                                             1,016
      Transfer agent's fees                                                                         143
      Custodian's fees                                                                              134
      Postage                                                                                        11
      Shareholder reporting fees                                                                      6
      Trustees' fees                                                                                  2
      Registration fees                                                                             102
      Professional fees                                                                              14
      Other                                                                                          10
                                                                                               --------
         Total expenses                                                                           1,438
                                                                                               --------
            Net investment income                                                                   159
                                                                                               --------
Net realized  and  unrealized  loss on  investments  and  foreign  currency:
   Net realized loss on:
      Investments                                                                                (8,619)
      Foreign currency transactions                                                                 (12)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                               (45,166)
      Translation of assets and liabilities in foreign currencies                                   (90)
                                                                                              ---------
            Net realized and unrealized loss                                                    (53,887)
                                                                                              ---------
Decrease in net assets resulting from operations                                              $ (53,728)
                                                                                              =========

See accompanying notes to financial statements.




Emerging Markets Fund
Statements of Changes in Net Assets
(In Thousands)


Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)


                                                                             11/30/97          5/31/97
                                                                             --------          -------
From operations:
   Net investment income                                                    $      159       $      18
   Net realized gain (loss) on investments                                      (8,619)          1,528
   Net realized loss on foreign currency transactions                              (12)            (24)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                              (45,166)          4,675
      Foreign currency translations                                                (90)             (5)
                                                                            ----------       ---------
      Increase (decrease) in net assets resulting from operations              (53,728)          6,192
                                                                            ----------       ---------
Distributions to shareholders from:
   Net investment income                                                            (4)         -
                                                                            ----------       ---------
   Net realized gains                                                           (2,258)         (2,391)
                                                                            ----------       ---------

From capital share transactions:
   Proceeds from shares sold                                                   245,512          80,607
   Shares issued for dividends reinvested                                        1,180           2,349
   Cost of shares redeemed                                                     (19,590)        (42,428)
                                                                            ----------       ---------
      Increase in net assets from capital share transactions                   227,102          40,528
                                                                            ----------       ---------
Net increase in net assets                                                     171,112          44,329
Net assets:
   Beginning of period                                                          95,644          51,315
                                                                            ----------       ---------
   End of period                                                            $  266,756       $  95,644
                                                                            ==========       =========
Accumulated net investment income (loss) included in net assets:
   Beginning of period                                                      $      (11)      $     (11)
                                                                            ==========       =========
   End of period                                                            $      132       $     (11)
                                                                            ==========       =========
Change in shares outstanding:
   Shares sold                                                                  21,390           7,453
   Shares issued for dividends reinvested                                           97             230
   Shares redeemed                                                              (1,735)         (3,994)
                                                                            ----------       ---------
      Increase in shares outstanding                                            19,752           3,689
                                                                            ==========       =========


See accompanying notes to financial statements.




Emerging Markets Fund
Notes to Financial Statements

November 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Emerging Markets Fund (the Fund). The Fund's investment objective is capital appreciation. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1997 to decrease accumulated net investment loss and to decrease paid-in capital by $6,538.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations -- The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had no borrowings under either of these agreements.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 1997 were $246,378,958 and $38,185,393, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1997 was $15,333,491 and $51,775,287, respectively.

(5)   Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.


At November 30, 1997, the terms of open foreign currency contracts were as follows (in thousands):


                                        U.S. Dollar                          U.S. Dollar     Unrealized
  Exchange         Currency to be       Value as of       Currency to be      Value as of   Appreciation
    Date              Delivered          11/30/97            Received          11/30/97    (Depreciation)
    ----              ---------          --------            --------          --------    --------------
 12/01/97    157,947 Indonesian Rupiah   $    43          43 U.S. Dollar        $    45        $   2
 12/01/97    90,185 Indonesian Rupiah         25          25 U.S. Dollar             25            -
 12/01/97         38 U.S. Dollar              38       296 Hong Kong Dollar          38            -
 12/02/97    106,810 Indonesian Rupiah        30          29 U.S. Dollar             30            -
 12/02/97     2,309 Indonesian Rupiah          1           1 U.S. Dollar              1            -
 12/02/97      393 Malaysian Ringgit         112          112 U.S. Dollar           112            -
 12/02/97         824 U.S. Dollar            824     146,759 Portuguese Escudo      814          (10)
 12/03/97     2,189 Indonesian Rupiah          1           1 U.S. Dollar              1            -
 12/03/97      586 Malaysian Ringgit         167          167 U.S. Dollar           167            -
 12/04/97     1,963 Indonesian Rupiah          1           1 U.S. Dollar              1            -
                                         -------                                -------        -----
                                         $ 1,242                                $ 1,234        $  (8)
                                         =======                                =======        =====



(6)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at 1% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1997, the Association and its affiliates owned 21,571,710 shares (76.9%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                   Six-month                                       Seven-month
                                 Period Ended           Year Ended May 31,        Period Ended
                                 November 30,           ------------------           May 31,
                                     1997            1997               1996          1995*
                                     ----            ----               ----          ----
Net asset value at
   beginning of period            $    11.53        $  11.13       $    9.77       $   10.00
Net investment income (loss)             .01             .01            (.01)(b)         .03(b)
Net realized and
   unrealized gain (loss)              (1.85)            .89            1.60            (.26)
Distributions from net
   investment income                  -                 -               (.01)          -
Distributions of realized
   capital gains                        (.18)           (.50)           (.22)          -
                                  ----------        --------       ---------       ---------
Net asset value at
   end of period                  $     9.51        $  11.53       $   11.13       $    9.77
                                  ==========        ========       =========       =========
Total return (%)**                    (16.31)           8.69           16.93           (2.30)
Net assets at end
   of period (000)                $  266,756        $ 95,644       $  51,315       $  22,914
Ratio of expenses to
   average net assets (%)               1.39(a)         1.81            2.27            2.50(a,c)
Ratio of net investment
   income (loss) to average
   net assets (%)                        .14(a)          .03            (.08)            .53(a,c)
Portfolio turnover (%)                 20.43           61.21           87.98           34.87
Average commission rate
   paid per share +               $    .0029        $  .0041       $   .0012



  * Fund commenced operations November 7, 1994.
 ** Assumes  reinvestment of all dividend income and capital gain  distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations
(b) Calculated using weighted average shares.
(c) The information contained in the preceding table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:



                                                                 Seven-month
                                                                 Period Ended
                                                                    May 31,
                                                                     1995*
                                                                     ----

Ratio of expenses to average net assets (%)                         2.60(a)
Ratio of net investment income to average net assets (%)             .43(a)